CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, David Natan, Chief Executive Officer and Chief Financial Officer, in connection with the Report on Form 10-Q of SunSi Energies Inc. for the quarterly period ended February 28, 2011 (the “Report”), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SunSi Energies Inc.

/s/ DAVID NATAN
David Natan
Chief Executive Officer and Chief Financial Officer

Dated: April 18, 2011